Supplement to the
Fidelity® Total Bond ETF
December 30, 2022
Summary Prospectus

Michael Weaver no longer serves as a Co-Portfolio Manager of the fund.

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Benjamin Harrison (Co-Portfolio Manager) has managed the fund since 2023.
T14-SUSTK-0623-101 1.9887763.101	June 7, 2023